Exhibit 99.2

Investor Presentation November 2018

Important Information This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Industrea Acquisition Corp . (“Industrea”) or Concrete Pumping Holdings, Inc . (“CPH”) or any of Industrea’s or CPH’s affiliates . The Investor Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”), as contemplated in the Agreement and Plan of Merger (the “Merger Agreement”), of Industrea and CPH and for no other purpose . It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Industrea and CPH assume no obligation to update the information in this Investor Presentation . Important Information About the Business Combination and Where to Find It In connection with the Business Combination, Concrete Pumping Holdings Acquisition Corp . , the newly formed holding company that will become the parent of Industrea and CPH at the closing of the Business Combination, has filed a Registration Statement on Form S - 4 , which includes a preliminary proxy statement/prospectus of Industrea . Industrea’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about CPH, Industrea and the Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of Industrea as of the record date established for voting on the Business Combination . Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the U . S . Securities and Exchange Commission (“SEC”) that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www . sec . gov, or by directing a request to : Industrea Acquisition Corp . , 28 West 44 th Street, Suite 501 , New York, NY 10036 , Attention : Secretary, (212) 871 - 1107 . Participants in the Solicitation Industrea and its directors and executive officers may be deemed participants in the solicitation of proxies from Industrea’s stockholders with respect to the Business Combination . A list of the names of those directors and executive officers and a description of their interests in Industrea is contained in Industrea’s annual report on Form 10 - K for the fiscal year ended December 31 , 2017 , which was filed with the SEC and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to Industrea Acquisition Corp . , 28 West 44 th Street, Suite 501 , New York, NY 10036 , Attention : Secretary, (212) 871 - 1107 . Additional information regarding the interests of such participants is included in the proxy statement/prospectus for the Business Combination . CPH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Industrea in connection with the Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement/prospectus for the Business Combination when available . Forward - Looking Statements This Investor Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Industrea’s and CPH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Industrea’s and CPH’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside Industrea’s and CPH’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close ; (2) the outcome of any legal proceedings that may be instituted against Industrea and CPH following the announcement of the Merger Agreement and the Business Combination ; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Industrea or other conditions to closing in the Merger Agreement ; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination ; (5) the inability to obtain or maintain the listing of the shares of common stock of the post - acquisition company on The Nasdaq Stock Market following the Business Combination ; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination ; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees ; (8) costs related to the Business Combination ; (9) changes in applicable laws or regulations ; (10) the possibility that CPH or the combined company may be adversely affected by other economic, business, and/or competitive factors ; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Industrea’s other filings with the SEC . Industrea cautions that the foregoing list of factors is not exclusive . Industrea cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Industrea does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . No Offer or Solicitation This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination . This Investor Presentation also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . Industry and Market Data In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which CPH competes and other industry data . We obtained this information and statistics from third - party sources, including reports by market research firms, and company filings . Historical and Projected Financial Information This Investor Presentation contains financial forecasts . These financial forecasts were prepared in good faith by Industrea and CPH on a basis believed to be reasonable . Such financial forecasts have not been prepared in conformity with generally accepted accounting principles (GAAP) . Neither Industrea’s nor CPH’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . Certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Projections are inherently uncertain due to a number of factors outside of CPH’s control . Accordingly, there can be no assurance that the prospective results are indicative of future performance of CPH or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Non - GAAP Financial Measures This Investor Presentation includes non - GAAP financial measures, including Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, and Adjusted Free Cash Flow . CPH defines Pro Forma Adjusted Revenue as revenue after giving pro forma effect to (i) the acquisition on November 17 , 2016 of Camfaud Concrete Pumps Limited, and Premier Concrete Pumping Limited, which each also owned 50 % of the stock of South Coast Concrete Pumping Limited (collectively “Camfaud” and the acquisition, the “Camfaud Acquisition”), and (ii) the acquisition on April 20 , 2018 of substantially all assets of Richard O’Brien Companies, Inc . , O’Brien Concrete Pumping - Arizona, Inc . , O’Brien Concrete Pumping - Colorado, Inc . and O’Brien Concrete Pumping, LLC (collectively, “O’Brien” and the acquisition, the “O’Brien Acquisition”), as further adjusted to reflect a constant a currency exchange rate . Pre - acquisition financial results of Camfaud and O’Brien are labeled “pre - acquisition,” are consolidated within CPH’s financial statements for periods following the date of acquisition and such pre - acquisition financial results are shown for periods prior the acquisition date . Pro Forma Adjusted EBITDA is defined as net income (loss) plus interest expense, income taxes, depreciation, amortization, transaction expenses, loss on debt extinguishment, other income (expense), non - recurring adjustments and management fees . Pro Forma Adjusted EBITDA Margin is Pro Forma Adjusted EBITDA divided by Pro Forma Adjusted Revenue . Adjusted Free cash flow is defined as Pro Forma Adjusted EBITDA minus Pro Forma Capital Expenditures (CPH capital expenditures after giving pro forma effect to the Camfaud Acquisition and the O’Brien Acquisition) . See Reconciliation of Non - GAAP Measures on slide 37 . CPH and Industrea believe that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CPH’s financial condition and results of operations . CPH’s management uses certain of these non - GAAP measures to compare CPH’s performance to that of prior periods for trend analyses and for budgeting and planning purposes . A reconciliation of non - GAAP forward looking information to their corresponding GAAP measures has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and are out of CPH and Industrea’s control or cannot be reasonably predicted without unreasonable efforts . You should review CPH’s audited financial statements, which are included in the proxy statement/prospectus to be delivered to Industrea’s stockholders, and not rely on any single financial measure to evaluate CPH’s business . Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow and other non - GAAP measures differently, and therefore CPH’s Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, and Adjusted Free Cash Flow and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Disclaimer 1

Leadership Team

Concrete Pumping Holdings ("CPH")



Bruce Young
Chief Executive Officer

- CEO of CPH: 2008 – Present
- CEO of Eco-Pan: 1999 – Present
- Manager of Brundage-Bone concrete pumping operations: 2001 – 2008
- 38 years of industry experience



Iain Humphries
Chief Financial Officer

- CFO of CPH: 2016 – Present
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- 20 years of international financial and managerial experience
- Chartered Accountant of the Institute of Chartered Accountants of Scotland

INDUSTREA



Howard Morgan
Sponsor / Director

- CEO of Industrea
- Partner & Senior Managing Director of Argand Partners
- Former President of Castle Harlan



Tariq Osman
Sponsor / Director

- Executive VP of Industrea
- Partner & Managing Director of Argand Partners
- Former Managing Director at Castle Harlan

Argand team prior investment experience:

AmeriCast Technologies, Inc. · AMES True Temper · Baker & Taylor · Bradken · Brintons · Gold Star Foods · idQ · norcast wear solutions · Oase · Penhall · Polypipe · Pretium Packaging · RathGibson · Securus Technologies · Shelf Drilling · Sigma · Tensar · UMH United Malt Holdings

Note: One or more of the Argand investment team members were substantially involved in the acquisition, management and/or disposition of each portfolio company named above while employed by Prior Firm and/or Argand Partners.

2

Company Overview CPH Overview  Leading concrete pumping provider in both the U.S. (Brundage - Bone) and U.K. (Camfaud)  Leading concrete waste management service provider in the U.S., with emerging presence in the U.K. (Eco - Pan)  ~120 operating branches  600+ highly trained operators  940+ equipment units (all owned)  No bonding / surety requirements  No exposure to concrete raw material pricing  FY 2018E Pro Forma Adjusted Revenue: $251m  FY 2018E Pro Forma Adjusted EBITDA: $85m  Headquarters: Denver, CO  Founded in 1983 3 Select Customers Select Marquee Projects Amazon Block 20 (Seattle, WA) AT&T Stadium - Dallas Cowboys (Arlington, TX) ______________________________________________________________________ Note: Metrics are pro forma for the financial impact of the April 2018 O’Brien acquisition.

10.9x 16.8x 16.8x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x CPH Specialty Rental Specialty Waste Services Strong Fundamentals Highly Attractive Valuation x Attractive industry dynamics – commercial, environmental and legislative tailwinds x Secular trend towards concrete pumping – faster, safer and higher quality than alternatives x Scale advantages – utilization and costs x Track record of pricing optimization x Short investment paybacks and long - life assets x Diversity of geographies, end markets and customers provides cycle resiliency x Positioned to grow – geographic expansion, pricing and M&A x Proven management team with significant ownership stake Adjusted Free Cash Flow Multiple (FY 2019E) 1 Investment Highlights 4 Average Discount to Peers: 35% 1 (36%) _____________________________________________________________________________________________________________________________ ___ _________________________________________________________________________ Source: Information for companies other than CPH have been obtained from public filings and Capital IQ as of November 6, 2018 . (1) Adjusted Free Cash Flow Multiple calculated as Enterprise Value / (Pro Forma Adjusted EBITDA - Pro Forma Total Capex). CPH m etrics are pro forma for the financial impact of the April 2018 O’Brien acquisition. Forecasts do not include the impact of prospective acquisitions. Comparable company figures are adjusted for fiscal year ending in October (which is CPH’s fiscal ye ar end). Peer average discount based on average of individual companies listed below as opposed to an average of the groups. Specialty Rental includes Brambles, Civeo, Finning International, Mobile Mini and WillScott. AMERCO and McGrath RentCorp have been removed fro m t he peer group due to lack of available information. Specialty Waste Services includes Clean Harbors, Covanta, Ecolab, Stericycle, US Ecology and Waste Management. (35%)

Platform with Significant Scale and Diversity

Diversity Provides Resiliency

Geographic Diversity...



U.S.
U.K.
22%
78%
FY 2017 Revenue[1]

...Even Within the U.S.



Central
Mountain
South
Southeast
West
24%
20%
17%
21%
18%
FY 2017 U.S. Revenue[2]

End Market Diversity



Commercial
Infrastructure
Residential
25%
56%
19%
FY 2017 U.S. Revenue[2]

Service Line Diversity



Concrete Pumping
Environmental Services
11%
89%
FY 2017 Revenue[1]

No Customer Concentration



Top 10
11-20
21+
9%
6%
85%
FY 2017 Revenue

No Project Concentration



Under $500
$500-1,000
$1,000-1,500
$1,500-2,500
$2,500-5,000
$5,000-10,000
$10,000+
9%
6%
26%
14%
18%
17%
9%
FY 2017 Project Count[3]

Note: Revenue excludes contribution from the April 2018 O'Brien acquisition (approximately $14 million of revenue in FY 2017, all of which were earned providing concrete pumping services in the U.S.). CPH has an October fiscal year end.
(1) Analysis is pro forma adjusted for a full year contribution of CPH's U.K. segment (Camfaud), which was acquired in November 2016, and assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370.
(2) U.S. revenue breakdown based on concrete pumping operations only.
(3) Project count based on U.S. and U.K. concrete pumping operations only. Figures do not sum to 100% due to rounding.

5

Significant Advantages of Concrete Pumping Crane & Bucket Wheel - barrow Concrete Placement Methods Tailgating Speed and Efficiency Access / Precision of Placement Safety Consistent Placement Advantages of Concrete Pumping ____________________________________________________________________________________________ (1) Figures do not sum to 100% as ‘other methods’ (i.e. pre - cast concrete) account for a further 10% of the market. 6 Comparable All - In Cost % of U.S. Market 1 45% 9% 2% Pumping 34%

Concrete Pumping Gaining Share (% of total U.S. concrete placement that is pumped) Large, Growing Market Supported by Compelling Tailwinds U.S. Concrete Production (Millions of cubic yards) 396 406 390 404 431 458 457 415 352 259 257 266 290 300 325 336 351 351 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Concrete production is ~23% below prior peak. Industry labor constraints extending recovery U.S. Pumped Concrete Demand 7 Pumping is taking share due to compelling customer value proposition 1 3 4 Pumping market expected to see strong pricing and volume growth Extended Construction Cycle Tax reform, regulatory relief and increased infrastructure spending extending the cycle 2 Early Mid Late New Position in Cycle Previous Position in Cycle ~20% ~34% 2000 2018 ~$1.75 billion ~$2.30 billion 2017 2021

Market Leader in U.S. and U.K.

U.S. Market Position

(Percent of Concrete Pumping Spend)



BRUNDAGE-BONE CONCRETE PUMPING
10%
22%
~$1.75bn
68%
Top 2-20
Others

4x+ larger than competition[1]

U.K. Market Position

(Percent of Concrete Pumping Spend)



Camfaud
34%
~$140m
66%
Others

10x+ larger than competition[1]

Key Highlights

- Most competitors serve only local areas and lack the breadth of equipment (typical fleet of ~5-10 pumps)
- Few regional competitors serving more than two states or markets
- Most local markets have only two providers of scale
- CPH's expansive fleet and national reach support differentiated, high-quality service

Note: Market position based on LTM revenue as of April 2018. Analysis is pro forma for the financial impact of the April 2018 O'Brien acquisition (approximately $14 million of revenue on an LTM basis as of April 2018, all of which were earned providing concrete pumping services in the U.S.). U.K. (Camfaud) LTM revenue assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370.
(1) Based on CPH's pump count compared to next largest competitor.

8

CPH Competitive Advantages Compelling Customer Value Proposition Increasing Importance to Customers Reliability  Track record of quality and on - time completion Wide Range of Equipment  Fleet of boom pumps ranges from 17 to 63 meters  Also maintains fleet of stationary pumps, placing booms, telebelts, etc. Technical Expertise  30+ years of successful operating history  Experienced and knowledgeable operators 9 Availability  More pumps and skilled operators than competitors

Key Advantages of Business Model  Services provided on a hourly and yardage poured basis, and include invoicing a travel charge  Surcharge for any additional costs (such as fuel)  High percentage of repeat customers plus strong referral network Simple Bidding Process  Pure service business that doesn’t take title of ready - mix concrete  No raw material price exposure  No product liability risk Limited Project Risk  No fixed price bid work and no percentage of completion accounting  The daily pour, not the total project, is what is billed No Fixed Price Projects  No letter of credit or bonding exposure No Surety Bonding Requirements  Negligible bad debt expense historically  Typically one of the first trade contractors paid on the job  Company invoices customers each day as the work is performed Limited Bad Debt Exposure CPH’s business model avoids issues common to typical contractors and construction service providers 10

Scale Advantages Over Smaller Competitors

Purchasing

- Receives a ~10% discount on OEM capex purchases relative to smaller competitors
- Achieves a ~70% discount on parts relative to smaller competitors
- Receives a meaningful discount on fuel purchases by buying wholesale
- Able to negotiate discount on insurance as a scale purchaser with a more robust Health, Safety and Environmental program

Breadth of Services

- CPH can bid on larger, more complex jobs that typically require a broader mix of equipment
- Smaller players are typically limited to booms of 47 meters and smaller, while CPH has booms of up to 65 meters

Fleet Availability

- CPH has ability to move assets to strongest markets based on customer demand
- Maximized uptime and extended useful life through dedicated, high quality onsite maintenance
- Able to match the appropriate size pump to the customer's requirements driving enhanced utilization

Trained Operators

- Strives to be the "employer of choice" in the industry
- Established training program and opportunities for career advancement
- Leading safety programs and track record

CPH is the only national provider of concrete pumping services, which creates substantial and unique competitive advantages

11

Eco-Pan – A Unique, Disruptive Environmental Solution

Concrete Waste Management Overview

- Stringent regulation on washout of concrete pump trucks and related equipment
- Ensuring job sites are environmentally compliant is a major challenge and distraction for contractors
- Eco-Pan provides a simple, fully-compliant and cost-effective solution
- Highly profitable (~45% Adjusted EBITDA margins) and strong historical growth (~25% annual revenue growth)

Options for Concrete Washwater Containment

Ineffective Legacy Alternatives



No solution



Immovable washout pits

Disruptive Solution: Eco-Pan



Turn-key, route-based service.
Collect & retain all washwater in leakproof containers

Note: Eco-Pan financial profile reflects historical results and may not be indicative of future returns.

12

4 3 2 Framing the CPH Growth Opportunity 1 Scalable platform that is positioned for continued strong organic and strategic growth Capture Greater Market Share Optimize Pricing Expand Eco - Pan Pursue Acquisitions 13

0% 50% 100% 1 2 3 4 5 6 7 8 9 10 Pumping Customers Capture Greater Market / Wallet Share 1 Drivers of Growth x Favorable market tailwinds – customers posting record backlogs x CPH customers capturing greater share x Increasing project complexity x Ability to charge premium pricing for superior quality x Customers reducing number of pumping providers with preference for national players x Customers pulling CPH into new markets 14 $0.0 $1.0 $2.0 $3.0 1 2 3 4 5 6 7 8 9 10 Pumping Customers Top 10 Pumping Customers Revenue ($ in millions) Top 10 Pumping Customers Wallet Share (%) 2015 2017 Proven Growth and Strong Opportunity With Top Customers

1 Massive Infrastructure Opportunity in the U.S. and U.K.



U.S. State Infrastructure Report and Grading[1]



D+ Grade
C- Grade
C Grade
C+ Grade
No Grade

U.S. Infrastructure Report and Grading[1]

	Category	Grade
1	Aviation	D
2	Bridges	C+
3	Dams	D
4	Drinking Water	D
5	Energy	D+
6	Hazardous Waste	D+
7	Inland Waterways	D
8	Levees	D
9	Parks & Recreation	D+
10	Ports	C+
11	Rail	B
12	Roads	D
13	Schools	D+
14	Solid Waste	C+
15	Transit	D-
16	Wastewater	D+
	Overall	D+

U.S. Infrastructure Stimulus Opportunity

- Significant investment ($1+ trillion over ten years) expected to address aging and poor state of U.S. infrastructure
- Brundage-Bone's footprint and operational capabilities position it well to capture a large share of stimulus spend



U.K. High Speed Railway Project ("HS2")



Key
HS2 Phase 1
HS2 Phase 2
Leeds
Manchester
Sheffield
Birmingham
London

Project Overview

- $77 billion HS2 project
- Highly concrete intensive, with a very large percentage requiring pumping
- CPH's U.K. segment (Camfaud) is well positioned to receive a large share given its national footprint and fleet capabilities
- Expected Contribution – Phase 1 Only:
  - ~5.4 million m³ of concrete and ~2.2 million m³ of that concrete will be pumped
  - Phase 1 market opportunity for Camfaud could be worth up to $24 million

(1) American Society of Civil Engineers "2017 Infrastructure Report Card: A Comprehensive Assessment of America's Infrastructure".

15

Track Record of Pricing Optimization Drivers of Pricing Optimization Faster, Safer & Higher Quality Advantages of concrete pumping ~90 mins Time before ready - mix concrete perishes ~3 mins Approximate time for concrete pumping to empty ready - mix truck ~10% Ready - mix concrete costs (as % of overall project costs) ~1 - 2% Concrete pumping costs (as % of overall project costs) 2 Track Record of Price Optimization in the U.S. and U.K. $278 $291 $305 $310 2014 2015 2016 2017 U.S. – Revenue per Billed Hour £659 £715 £758 £785 2014 2015 2016 2017 U.K. – Revenue per Billed Job 16

17 Eco - Pan – Market Opportunity 3 Eco - Pan U.S. Market Opportunity Total US Market Opportunity $850m+ $24m FY17 Eco - Pan Revenue (Current Penetration of ~3%) $826m+ Large Market for Continued Penetration Washout Method Alternatives Washout Pits Roll - Off No Solution Washout Pans / Management Services Key Factors for Increased Penetration of Eco - Pan A. Violation avoidance – provides a simple, leak - proof solution, compliant with EPA and state regulations B. Environmental protection – high - quality pans that are far less likely to leak or spill than washout pits C. Convenience / reduced labor – Convenient turn - key solution for contractors, allowing focus on core activities

3 Eco-Pan – Compelling Economics & Strong Barriers to Entry

Eco-Pan Unit Economics and Return Profile

($ in thousands)

Investment Required for New Route	
Item	Amount
One Truck	$280
85 Eco-Pans (~$950 each)	81
Total	**$361**

~54%
Unlevered ROI

~1.9 Years
Payback Period

Protected by Strong Barriers to Entry

- ✓ Route density supports profitable operations
- ✓ Cross-sell to CPH's large, complementary concrete pumping customer base
- ✓ Substantial brand equity and awareness within concrete industry
- ✓ Investment in high-quality pans and service (designed by industry operators)

Note: Eco-Pan economics and return profile reflect historical and/or target results and may not be indicative of future returns.

18

4 Proven M&A Platform

M&A Playbook

- **Acquirer of Choice:** CPH has completed over 45 acquisitions since 1983 (average pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Historical track record of increasing Adjusted EBITDA margins of target (~20%) to CPH levels (~35%) within first few years through utilization increases, price optimization and cost synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Strong Acquisition Pipeline:** Active discussions with U.S. (~$6-7m Adjusted EBITDA) and U.K. (~$0.5m Adjusted EBITDA) acquisition targets[1]; an additional ~$100m of Adjusted EBITDA identified for future acquisition opportunities

Acquisitions since 2015

Company Name	Markets	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple[2]
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Oxford	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
(1) An acquisition of either of these targets is still subject to further negotiations, due diligence, availability of financing, regulatory approvals and CPH board approval.
(2) Estimated acquisition Adjusted EBITDA multiples are before synergies.

19

Concrete Pumping Holdings, Inc. Financial Overview

Historical & Forecasted Financial Profile[1]

Strong track record of growth, Adjusted EBITDA margins and attractive Adjusted Free Cash Flow

(US$ in millions)

Pro Forma Adjusted Revenue

2015 – 2018 CAGR: 8%



$199
$236
$237
$251
$273
FY2015
FY2016
FY2017
FY2018E
FY2019E

Pro Forma Adjusted EBITDA & Margin

2015 – 2018 CAGR: 8%

2015 – 2018 Avg. Margin: 34%



$67
$82
$78
$85
$95
33%
35%
33%
34%
35%
FY2015
FY2016
FY2017
FY2018E
FY2019E

Pro Forma Capex

2015 – 2018 Average as % of Revenue: 12%



Net Maintenance
Growth
$30
$31
$23
$25
$31
$17
$11
$10
$6
$13
$12
$19
$13
$19
$18
FY2015
FY2016
FY2017
FY2018E
FY2019E

Adjusted Free Cash Flow & Adjusted FCF Conversion[2]

2015 – 2018 Average Adjusted FCF Conversion: 65%



$37
$52
$55
$60
$64
55%
63%
70%
71%
68%
FY2015
FY2016
FY2017
FY2018E
FY2019E

Note: CPH has an October fiscal year end. Figures may not sum due to rounding.

(1) Financials are pro forma adjusted to account for acquisitions made during these historical periods. Forecasts do not include the impact of prospective acquisitions.

(2) Adjusted Free Cash Flow defined as Pro Forma Adjusted EBITDA - Pro Forma Total Capex. Adjusted Free cash flow conversion defined as (Pro Forma Adjusted EBITDA – Pro Forma Total Capex) / Pro Forma Adjusted EBITDA.

21

CPH Trading Update 22 Concrete Pumping Commentary ▪ Pricing and volume growth across both U.S. and U.K. Concrete Pumping ▪ U.S. Concrete Pumping has benefited from positive construction momentum across all end markets ▪ U.K. Concrete Pumping has continued to grow and take market share in the United Kingdom CPH Expected Performance for FY 2018 and FY 2019 ▪ Eco - Pan continues trend of rapid growth as it further penetrates new and existing markets ▪ Increased demand driven by 1) rising environmental enforcement; and 2) general contractors realizing that the service is more cost - effective and efficient vs. legacy industry solutions Eco - Pan Commentary ▪ FY 2018 Pro Forma Adjusted EBITDA expected to be approximately $85 million, representing 8% growth vs. FY 2017 • U.S. Concrete Pumping impacted in Q4 FY 2018 by hurricanes and wet weather, which was deeper and more widespread than usual causing project delays in FY 2019 (approximate FY 2018 PF Adjusted EBITDA impact of $1.1 million) • U.S. and U.K. Concrete Pumping fuel prices increased by ~9% with delays in passing these costs onto customers (approximate FY 2018 PF Adjusted EBITDA impact of $0.8 million) ▪ Updated FY 2019 Pro Forma Adjusted EBITDA guidance of $95 million 1 reflecting strong organic growth across segments, while also factoring in the impact of the above events into Q1 FY 2019 ____________________________________________________________ Note: CPH has an October fiscal year end. (1) FY 2019 guidance does not include the impact of prospective acquisitions.

FY 2017 Approximate Variable Component Cost of Sales: Personnel $63.4 85% Fuel 10.4 95% Parts, repairs & maintenance 21.9 95% Insurance 7.1 70% Other 6.0 80% Total Cost of Sales $108.9 87% % of Revenue 48.9% SG&A Expenses: Personnel $24.5 20% Facilities 3.6 10% Auto 2.1 20% Travel & entertainment 2.7 50% Communication 1.3 20% Personal fees 1.5 50% Other 4.9 50% Total SG&A Expenses $40.5 26% % of Revenue 18.2% Variable Cost Base Provides Flexibility Across Business Environments 23 Highly Variable Cost Structure _____________________________________________________________________________________________________________________________ ___ ______________________________________ Note: Analysis is pro forma adjusted for a full year contribution of CPH’s U.K. segment (Camfaud), which was acquired in Nove mbe r 2016, and assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370. Analysis excludes the impact of April 2018 O’Brien acquisition. Cost breakdown excludes depreciation exp ense. CPH has an October fiscal year end. (1) Based on weighted average. ~70% Variable Cost Base 1 1 1

Strong Unit Economics Across Both Concrete Pumping and Eco-Pan

Concrete Pumping Unit Economics

BRUNDAGE-BONE CONCRETE PUMPING

Camfaud

~25%
Unlevered ROI

~4-5 Years[1]
Payback Period

vs.

~20 Years
Useful Life of Assets

Eco-Pan Unit Economics

ECO-PAN℠

~54%
Unlevered ROI

~1.9 Years
Payback Period

vs.

~20 Years
Useful Life of Assets

Note: Unit economics and return profile reflect historical and/or target results and may not be indicative of future returns.
(1) Payback periods vary between the U.S. and the U.K. and by asset type. Concrete pumping payback periods are net of trade-in or sale value for units sold at the end of their useful lives (typical salvage value of approximately 20%).

24

Robust, Specialized Fleet of Mobile Pumping Equipment 25 ________________________________________________________________________ Note: Fleet profile as of July 31, 2018. Includes impact of April 2018 O’Brien acquisition. CPH’s Approach to Fleet Management  Acquire new equipment to replace equipment near the end of its useful life  Employ outstanding mechanics to ensure fleet is well maintained  Leverage scale and mobility of fleet to maximize utilization  Reduce growth capex by utilizing equipment procured from acquisitions  CPH owns entire fleet; no equipment leasing (Pump lengths in meters; average age and useful life in years) Equipment Type Fleet Count Average Age Expected Useful Life Up to 32m 205 10.2 20 34m to 43m 251 10.9 20 45m to 47m 85 8.4 18 52m+ 76 6.4 12 Total Booms 617 9.8 19 Stationary / Other 252 7.7 20 Placing Booms 56 9.1 25 Telebelts 16 8.3 15 Grand Total 941 9.2 19+ CPH Fleet Overview

Concrete Pumping Holdings, Inc. Transaction Overview

Transaction Summary

Transaction Overview	■ Industrea Acquisition Corp. will acquire Concrete Pumping Holdings, a leading provider of concrete pumping services and concrete waste management services from Peninsula Pacific, CPH Management, and Former CPH Employee Shareholders (collectively the "Sellers") ■ Implied Enterprise Value: $695.6m (7.3x FY 2019E Adjusted EBITDA of $95m) ■ Significant CPH Management reinvestment with a three year lockup ($42.0m, approximately 50% of existing shareholding reinvested) ■ Sizeable PIPE investment: $96.9m - Anchor PIPE investment of $54.4m from Sponsor (Argand Partners) - Third Party PIPE investment of $42.5m from Nuveen (a TIAA company) and a Lead Common Investor ■ Backstop agreement from Argand Partners for up to $25.0m ■ No minimum cash or maximum redemption condition requirements to close the transaction[1] ■ Expected close: Week of December 3rd ■ Post merger, CPH to be listed on NASDAQ under the ticker BBCP
Transaction Rationale	■ This transaction facilitates an exit for CPH's majority owner (Peninsula Pacific) after four years of ownership ■ A combination of Industrea and CPH will provide an engaged Board and supportive anchor shareholders to allow management to continue their pursuit of organic and acquisition driven growth
Sources of Funds	■ New Term Loan Facility: $350.0m ■ Industrea Cash in Trust: $234.6m ■ Roll-over investment by Sellers: $60.0m - CPH Management: $42.0m (common stock) - Peninsula Pacific: $9.0m (common stock) - Former CPH Employee Shareholders: $9.0m (common stock) ■ Zero-Dividend Convertible Perpetual Preferred Stock PIPE: $25.0m - Nuveen: $25.0m ■ Common Equity PIPE: $71.9m - Argand Partners: $54.4m - Lead Common Investor: $17.5m
Management and Board	■ 9 member Board of Directors including 7 independent directors, CEO (Bruce Young) and CFO (Iain Humphries)[2] ■ Existing CPH management will continue to run the business and maintain a significant stake (9%) in the business

Note: Assumes no redemptions from Industrea public shareholders and illustrative share price of $10.20 per share. Sellers' upfront roll-over investment based on latest estimates and are subject to limited change. The total principal amount outstanding under the Term Loan Facility and/or the ABL Revolver will be determined at the time of closing and could be higher, or the amount of cash could be lower, than the amounts shown in this presentation due to the payment of transaction fees and other expenses incurred in connection with the business combination.

(1) Redemptions (if any) to be offset by a waterfall in the following order: 1) cash on balance sheet up to $106.5m, 2) Argand Partners' backstop agreement for up to $25.0m and 3) Peninsula Pacific to backstop any remaining redemptions.

(2) Peninsula Pacific will have the right to appoint one director to the board if its post-closing ownership exceeds 5%, a second director if its pro forma ownership exceeds 15%, and a third director if its pro forma ownership exceeds 25%. These directors will resign once Peninsula Pacific's ownership drops below these same thresholds.

27

Transaction Summary (continued)

(US$ in millions)

Sources

New Term Loan Facility	$350.0
Roll-over Investment by CPH Management	42.0
Roll-over Investment by Peninsula Pacific	9.0
Roll-over Investment by Former CPH Employee Shareholders	9.0
Zero-Dividend Convertible Perpetual Preferred Stock PIPE	25.0
Common Equity PIPE	71.9
Cash from Industrea Trust	234.6
Total Sources	**$741.5**

Uses

Net Proceeds to Sellers	$325.0
Repayment of Existing Debt[1]	260.0
Estimated Sellers Transaction Fees & Expenses[1]	25.0
Cash to Balance Sheet[2]	106.5
Estimated Industrea Transaction Fees & Expenses	25.0
Total Uses	**$741.5**

Pro Forma Capitalization at Close

Market Capitalization[3]	$452.1
Net Debt (2.6x FY 2019E Adjusted EBITDA)	$243.5
Implied Enterprise Value	**$695.6**
FY 2019E Adjusted EBITDA Multiple ($95m)	*7.3x*

Pro Forma Ownership[3]

Common Stock	# (millions)	$	%
Argand Partners[2]	11.1	113.1	25%
CPH Management[3,4]	4.1	42.0	9%
Nuveen[3]	2.5	25.0	6%
Lead Common Investor	1.9	19.4	4%
Peninsula Pacific[2]	0.9	9.0	2%
Former CPH Employee Shareholders[3,4]	0.9	9.0	2%
Other Shareholders	23.0	234.6	52%
Total Equity	**44.3**	**$452.1**	**100%**

Note: Assumes no redemptions from Industrea public shareholders and illustrative share price of $10.20 per share. Sellers' upfront roll-over investment based on latest estimates and are subject to limited change. The total principal amount outstanding under the Term Loan Facility and/or the ABL Revolver will be determined at the time of closing and could be higher, or the amount of cash could be lower, than the amounts shown in this presentation due to the payment of transaction fees and other expenses incurred in connection with the business combination.

(1) Based on CPH Management estimates. Subject to change with an offsetting change to "Net Proceeds to Sellers".

(2) Redemptions (if any) to be offset by a waterfall in the following order: 1) cash on balance sheet up to $106.5m, 2) Argand Partners' backstop agreement for up to $25.0m and 3) Peninsula Pacific to backstop any remaining redemptions.

(3) Assumes conversion and full dilution of the Zero-Dividend Convertible Perpetual Preferred Stock PIPE and all outstanding "in-the-money" options that will be issued at the Closing to certain members of CPH Management and Former CPH Employee Shareholders.

(4) Includes outstanding "in-the-money" options that will be issued at the closing to certain members of CPH Management and Former CPH Employee Shareholders.

28

10.9x 26.2x 19.3x 16.9x 11.4x 10.4x NA NA 21.8x 20.0x 17.3x 16.0x 14.7x 11.0x 0.0x 10.0x 20.0x 30.0x 7.3x 12.2x 11.8x 9.6x 8.6x 8.3x 8.0x 7.9x 16.2x 12.8x 10.9x 9.9x 9.8x 8.8x 0.0x 10.0x 20.0x _____________________________________________________________________________________________________________________________ ___ _______________________________________________________________________ Source: Information for companies other than CPH have been obtained from public filings and Capital IQ as of November 6, 2018 . Note: CPH metrics are pro forma for the financial impact of the April 2018 O’Brien acquisition. Forecasts do not include the imp act of prospective acquisitions. Comparable company figures are adjusted for fiscal year ending in October (which is CPH’s fiscal year end). Specialty Rental includes AMERCO, Brambles, Civeo, Finning International, McGrath RentCorp, Mobile Mini and WillScott. Specialty Waste Services includes Clean Harbors, Covanta, Ecolab, Stericycle, US Ecology and Waste Management. Enterprise Value / FY 2019E Adjusted EBITDA CPH’s valuation is at a significant discount to its peers; while its operating metrics compare favorably Attractive Financial Profile and Valuation Versus Peers Enterprise Value / (FY 2019E Adjusted EBITDA – Total CapEx) 29 Specialty Rental Average: 9.5x (CPH Discount = 23%) Specialty Waste Services Average: 11.4x (CPH Discount = 36%) Specialty Rental Average: 16.8x (CPH Discount = 36%) Specialty Waste Services Average: 16.8x (CPH Discount = 35%)

Attractive Financial Profile and Valuation Versus Peers (continued)

CPH's valuation is at a significant discount to its peers; while its operating metrics compare favorably

FY 2019E Adjusted EBITDA Margin



Specialty Rental
Average: 28%
Specialty Waste Services
Average: 22%
40%
20%
0%
35%
40%
38%
34%
28%
26%
20%
10%
28%
24%
23%
22%
21%
15%
Brambles
AMERCO
Civeo
Finning
WM
COVANTA
US ecology
Stericycle
ECOLAB
Clean Harbors

FY 2015 – 2017 Adjusted EBITDA CAGR[1]



Specialty Rental
Average: (0%)
Specialty Waste Services
Average: (3%)
20%
0%
(20%)
8%
7%
0%
(0%)
(1%)
(2%)
(5%)
NA
8%
0%
(1%)
(5%)
(8%)
(11%)
Brambles
AMERCO
Finning
Civeo
WM
ECOLAB
Stericycle
US ecology
Clean Harbors
COVANTA

Source: Information for companies other than CPH have been obtained from public filings and Capital IQ as of November 6, 2018.

Note: CPH metrics are pro forma for the financial impact of the April 2018 O'Brien acquisition. Forecasts do not include the impact of prospective acquisitions. Comparable company figures are adjusted for fiscal year ending in October (which is CPH's fiscal year end).

(1) CPH historical CAGR based on Pro Forma Adjusted EBITDA.

Specialty Rental includes AMERCO, Brambles, Civeo, Finning International, McGrath RentCorp, Mobile Mini and WillScott.

Specialty Waste Services includes Clean Harbors, Covanta, Ecolab, Stericycle, US Ecology and Waste Management.

30

Concrete Pumping Holdings, Inc. Appendices

CPH Independent Directors



David A.B. Brown[1,3]

Chairman of the Board

- Chairman of the Board of Directors and Former President and CEO of Layne Christensen Co. (NASDAQ:LAYN)
- Serves on the Board of the Directors for EMCOR Group (NYSE:EME) and Global Power Equipment Group (OTCMKTS:GLPW)
- Former Chairman of the Board of Pride International (NYSE:PDE)
- 40+ years of construction and energy experience





Tariq Osman[2,3]

Vice Chairman of Board

- Executive Vice President of Industrea
- Partner & Managing Director of Argand Partners
- Former Managing Director at Castle Harlan
- Director of Sigma Electric (Chairman), Brintons Carpets (Chairman), and Gold Star Foods
- Former Director of Shelf Drilling (OSLO:SHLF), Caribbean Restaurants, International Energy Services, the Blue Star Group, and Hercules Offshore (NASDAQ:HERO)





John Piecuch[1]

- Former CEO and President of Lafarge Corporation (NYSE:LAF)
- Advisor and Board member of JMP Construction Materials since 2002
- Former Non-Executive Chairman and Board member of U.S. Concrete
- Former CEO of MMI Products
- 40+ years of management and leadership experience in the construction industry, both domestically and internationally





Brian Hodges[2]

- Former MD & CEO of Bradken (ASX:BKN); Led management buyout of Bradken in 2001
- 25+ years of management and leadership experience in raw material production and processing, supply and logistics and steel manufacturing



Note: CPH Board will have 9 members in total including 7 independent directors and CPH's CEO (Bruce Young) and CFO (Iain Humphries). Peninsula Pacific will have the right to appoint one director to the board if its post-closing ownership exceeds 5%, a second director if its pro forma ownership exceeds 15%, and a third director if its pro forma ownership exceeds 25%. These directors will resign once Peninsula Pacific's ownership drops below these same thresholds.
(1) Proposed members of the Audit Committee.
(2) Proposed members of the Compensation Committee.
(3) Proposed members of the Nominating and Governance Committee.

32

CPH Independent Directors (continued)



David G. Hall[3]

- Director of Brintons Carpets, a portfolio company of Argand Partners
- Former CEO and Director of Polypipe (LON:PLP); Led management buyout of Polypipe in 2005
- President of the British Plastics Foundation
- 20+ years of experience in the building products industry





Howard D. Morgan[2]

- CEO of Industrea
- Partner & Senior Managing Director of Argand Partners
- Former President of Castle Harlan
- Director of Oase
- Former Director of Shelf Drilling (OSLO: SHLF), Pretium Packaging, IDQ Holdings, Securus Technologies, Baker & Taylor, Polypipe (LON:PLP), Austar United Communications Ltd., Norcast Wear Solutions, AmeriCast Technologies, Ion Track Instruments, Land 'N' Sea Distributing, Penrice Soda Products, and various CHAMP entities





Heather L. Faust[1]

- Executive Vice President of Industrea
- Partner & Managing Director of Argand Partners
- Former Managing Director at Castle Harlan
- Director of Oase (Chairman), Sigma Electric, and Tensar Corporation
- Former Director of Baker & Taylor, IDQ Holdings, and Ames True Temper



Note: CPH Board will have 9 members in total including 7 independent directors and CPH's CEO (Bruce Young) and CFO (Iain Humphries). Peninsula Pacific will have the right to appoint one director to the board if its post-closing ownership exceeds 5%, a second director if its pro forma ownership exceeds 15%, and a third director if its pro forma ownership exceeds 25%. These directors will resign once Peninsula Pacific's ownership drops below these same thresholds.
(1) Proposed members of the Audit Committee.
(2) Proposed members of the Compensation Committee.
(3) Proposed members of the Nominating and Governance Committee.

33

Credit Facilities $350m Term Loan Facility and $60m ABL Revolver Interest Rate - Term Loan Facility: Libor + 600bps - ABL Revolver: Libor + 175 - 225bps based on leverage levels Tenor - Term Loan Facility: 7 Years - ABL Revolver: 5 Years Term Loan Amortization 1.25% per quarter, bullet at maturity. Amortization starts the 1 st full fiscal quarter following the closing date Term Loan Call Protection 101 Soft Call for 12 Months Incremental - Term Loan Facility: Greater of $40m and 0.5x EBITDA free and clear, plus unlimited at 3.5x net first lien leverage - ABL Revolver: Up to $30m Financial Covenants - Term Loan Facility: None - ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time (a) total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5m, and (iii) 12.5% of the U.K. Borrowing Base Credit Facilities Summary – Illustrative Terms 34 _____________________________________________________________________________________________________________________________ ___ ____________________________________________________________________________ Note: The total principal amount outstanding under the Term Loan Facility and/or the ABL Revolver will be determined at the t ime of closing and could be greater than the amounts shown in this presentation due to the payment of transaction fees and other expenses incurred in connection with the business combination. Term Loan Facility terms reflect financing contract with Credi t S uisse, but may be subject to certain limited market flex changes. ABL Revolver terms reflect proposed committed financing contract with Wells Fargo, but may be subject to limited changes.

Principal $25m Tenor Perpetual Dividend Zero Offering 2,450,980 shares at $10.20 per share Holder Conversion Right The holder of the Preferred Stock may elect to convert its Preferred Stock into shares of Common Stock at a 1:1 ratio at any time six months after the Closing Date. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti - dilution protection rights afforded to the holder of the Preferred Stock) Company Redemption Right The Company may elect to redeem all or a portion of the Preferred Stock at its election after four years, for cash at a redemption price equal to the Liquidation Preference Liquidation Preference Principal investment plus an additional amount accrued at 700bps per year Mandatory Conversion Requirement If the volume - weighted average share price of the Company’s common stock equals or exceeds $13 for more than 30 days, the Company shall have the right to require the holder of Preferred Stock to convert its Preferred Stock into Common Stock. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti - dilution protection rights afforded to the holder of the Preferred Stock) Financial Covenants None Zero - Dividend Convertible Perpetual Preferred Stock Summary 35

Publicly Traded Comparable Company Metrics

(US$ in millions)

				Enterprise Value /				Cash Conversion		FY2019 Margin		Growth				Leverage
				Adj. EBITDA		Adj. EBITDA - CapEx		(Adj. EBITDA - CapEx) / Adj. EBITDA				FY 2015A - 2017A		FY2018E - 2019E		
	Company Name	Equity Value	Enterprise Value	2018E	2019E	2018E	2019E	2018E	2019E	Adj. EBITDA	Adj. EBITDA - CapEx	Revenue	Adj. EBITDA	Revenue	Adj. EBITDA	Net Debt / 2019E Adj. EBITDA[1]
	Concrete Pumping Holdings	**$452**	**$696**	**8.2x**	**7.3x**	**11.6x**	**10.9x**	**70.8%**	**67.6%**	**34.7%**	**23.5%**	**9.0%**	**8.4%**	**8.7%**	**12.0%**	**2.6x**
Specialty Rental	AMERCO	$6,490	$9,426	9.0x	9.6x	NM	NA	(37.6%)	NA	26.2%	NA	5.0%	(1.7%)	1.6%	(6.2%)	3.0x
	Brambles	$12,156	$14,411	9.2x	8.6x	28.9x	26.2x	31.7%	32.8%	28.1%	9.2%	(2.8%)	(0.9%)	6.3%	6.6%	1.3x
	Civeo	$408	$829	11.2x	8.3x	15.6x	11.4x	72.1%	72.9%	19.6%	14.3%	NA	NA	12.3%	35.3%	4.2x
	Finning International	$3,584	$4,531	9.1x	7.9x	13.6x	10.4x	67.0%	75.7%	10.1%	7.7%	(1.8%)	(5.2%)	7.2%	15.5%	1.6x
	McGrath RentCorp	$1,313	$1,618	8.5x	8.0x	NA	NA	NA	NA	39.6%	NA	6.1%	7.3%	4.4%	5.2%	1.5x
	Mobile Mini	$1,908	$2,821	13.4x	12.2x	22.7x	16.9x	58.9%	71.9%	37.6%	27.1%	1.2%	(0.4%)	6.0%	9.7%	3.9x
	WillScot	$2,417	$4,118	13.4x	11.8x	20.4x	19.3x	65.8%	61.3%	33.8%	20.7%	(4.5%)	0.4%	NM	NM	4.7x
			Mean	**10.5x**	**9.5x**	**20.2x**	**16.8x**	**43.0%**	**63.0%**	**27.9%**	**15.8%**	**0.5%**	**(0.0%)**	**6.3%**	**11.0%**	**2.9x**
			Discount	(22%)	(23%)	(43%)	(36%)									
Specialty Waste Services	Clean Harbors	$3,623	$4,994	10.6x	9.8x	18.0x	16.0x	58.9%	61.3%	14.9%	9.2%	(6.0%)	(8.5%)	5.9%	8.0%	2.7x
	Covanta	$2,021	$4,464	10.6x	9.9x	19.8x	14.7x	53.6%	67.2%	24.0%	16.1%	2.7%	(10.9%)	2.8%	7.4%	5.4x
	Ecolab	$46,016	$52,970	17.4x	16.2x	23.9x	21.8x	72.8%	74.2%	21.3%	15.8%	0.2%	0.4%	5.6%	7.7%	2.1x
	Stericycle	$4,020	$6,817	9.1x	8.8x	11.4x	11.0x	79.7%	80.3%	22.0%	17.7%	10.8%	(0.6%)	0.0%	3.1%	3.6x
	US Ecology	$1,518	$1,769	14.2x	12.8x	21.6x	20.0x	65.8%	63.8%	23.4%	14.9%	(4.1%)	(5.0%)	8.1%	11.1%	1.8x
	Waste Management	$37,752	$47,687	11.4x	10.9x	18.9x	17.3x	60.4%	62.8%	28.4%	17.8%	4.5%	7.6%	4.3%	4.9%	2.3x
			Mean	**12.2x**	**11.4x**	**18.9x**	**16.8x**	**65.2%**	**68.3%**	**22.3%**	**15.3%**	**1.4%**	**(2.8%)**	**4.5%**	**7.0%**	**3.0x**
			Discount	(33%)	(36%)	(39%)	(35%)									
Total			**Mean**	**11.3x**	**10.4x**	**19.5x**	**16.8x**	**54.1%**	**65.8%**	**25.3%**	**15.5%**	**0.9%**	**(1.4%)**	**5.4%**	**9.0%**	**2.9x**
			Discount	(27%)	(29%)	(40%)	(35%)									

Source: Information for companies other than CPH have been obtained from public filings and Capital IQ as of November 6, 2018.
Note: CPH metrics are based on Pro Forma Adjusted Revenue and Pro Forma Adjusted EBITDA, which include the financial impact of the April 2018 O'Brien acquisition. Forecasts do not include the impact of prospective acquisitions. Comparable company figures are adjusted for fiscal year ending in October (which is CPH's fiscal year end).
(1) Assumes no redemptions from Industrea public shareholders.

36

Reconciliation of Non-GAAP Measures

(US$ in millions)	FY2015	FY2016	FY2017
	Years Ended October 31,		
Pro Forma Revenue			
Revenue, reported	$ 147,361	$ 172,426	$ 211,211
U.K. Concrete Pumping - Camfaud revenue (pre-acquisition)	45,685	50,530	8,357
O'Brien revenue (pre-acquisition)	11,182	13,563	13,796
Pro Forma Revenue	204,228	236,519	233,364
Constant currency adjustment[1]	(5,000)	(814)	3,277
Pro Forma Adjusted Revenue	$ 199,228	$ 235,705	$ 236,641
Net income, reported	$ 3,509	$ 6,234	$ 913
U.K. Concrete Pumping - Camfaud net income (pre-acquisition)	10,057	11,341	404
O'Brien net income (pre-acquisition)	3,702	4,799	4,909
Pro Forma Net Income	17,268	22,374	6,226
Interest expense, reported	$ 20,492	$ 19,516	$ 22,748
U.K. Concrete Pumping - Camfaud interest expense (pre-acquisition)	575	565	588
O'Brien interest expense (pre-acquisition)	38	-	-
Pro Forma Interest Expense	21,105	20,081	23,336
Income tax expense / (benefit), reported	$ 2,020	$ 4,454	$ 3,757
U.K. Concrete Pumping - Camfaud income tax expense (pre-acquisition)	-	141	87
O'Brien income tax expense (pre-acquisition)	-	-	-
Pro Forma Income Tax Expense	2,020	4,595	3,844
Depreciation and amortization, reported	$ 20,603	$ 22,310	$ 27,154
U.K. Concrete Pumping - Camfaud depreciation and amortization (pre-acquisition)	3,607	3,984	1,025
O'Brien depreciation and amortization (pre-acquisition)	-	-	93
Pro Forma Depreciation and Amortization	24,210	26,294	28,272
Pro Forma EBITDA	64,604	73,344	61,678
EBITDA adjustments:			
Debt refinancing costs	$ 964	$ 691	$ 5,401
Acquisition costs	290	3,644	4,343
One-time employee costs[2]	-	29	997
Other adjustments[3]	2,461	4,761	4,964
Constant currency adjustment[1]	(1,626)	(247)	1,031
Pro Forma Adjusted EBITDA	$ 66,692	$ 82,222	$ 78,414
Pro Forma Capex			
Maintenance Capex	12,438	19,311	12,747
Growth Capex	17,283	11,323	10,484
Pro Forma Total Capex	29,721	30,634	23,231
Adjusted Free Cash Flow[4]	$ 36,971	$ 51,588	$ 55,183

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year ended October 31, 2017 financial statements. Financial results of Camfaud are captured separately prior to this date and are labeled as "pre-acquisition," and are consolidated within CPH's "reported" financials for periods after November 2016. O'Brien was acquired in April 2018 and its financial results are included as "pre-acquisition" financials for 2017, 2016 and 2015.
(1) Constant currency based on a GBP to USD exchange rate of 1.370.
(2) One-time employee costs include severance, relocation, hiring and recruiting expenses.
(3) Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.
(4) Adjusted Free Cash Flow defined as Pro Forma Adjusted EBITDA - Pro Forma Total Capex.

37

CPH Geographic Coverage 38 ___________________________________________________________________________________________________________________ Note: Denver is the HQ for CPH, London is the main corporate office in the U.K. First Eco - Pan location in the U.K. expected to o pen Q1 FY 2019. U.S. Footprint U.K. Footprint Legend: Corporate HQ # of Locations: 80 28 14

Select CPH Marquee Projects

Crossrail Liverpool Street Station





- London, U.K.
- Deep, irregularly shaped moorgate shaft that had to be watertight
- Camfaud poured **1,900+** yards of concrete on the project

Broadway Bridge





- Little Rock, AR
- Massman Construction contract for Broadway Bridge replacement project
- **2,786** foot-long concrete and steel arch bridge
- Brundage-Bone laid **~1,000** yards of concrete during the 21-month time frame using various pumps, including 32 meters, 36Zs, 36 meters and 41 meters

Other Select Concrete Pumping Projects


MANCHESTER
UNITED

Old Trafford Stadium
Manchester, U.K.



Howard Hanson Dam
Seattle, WA



Perimeter Summit Office Towers
Atlanta, GA

39

CPH in Action 40  Brundage - Bone, Pacific Northwest Highway Project  Brundage - Bone, Salt Lake City Airport Terminal  Brundage - Bone, Seattle Construction Mat Pour  Brundage - Bone, University of Tennessee  Brundage - Bone, Westin Denver Airport  Brundage - Bone, Concrete Boom Pump Song  Camfaud, Brighton BA i360 Observation Tower  Camfaud, Queens Park and Paddington Track Renewal  Eco - Pan, Home Site Project